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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15 (d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 1, 2000

                      FISHER SCIENTIFIC INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)



                  1-10920                                  02-0451017
           (Commission File No.)               (IRS employer identification no.)

    Liberty Lane, Hampton, New Hampshire                     03842
  (Address of principal executive offices)                 (zip code)


       Registrant's telephone number, including area code: (800) 258-0850


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ITEM 5:       OTHER EVENTS

              On September 1, 2000,

              Fisher Scientific International Inc. ("Fisher") issued a press release announcing that Fisher and PSS World Medical, Inc. had terminated by mutual consent the Agreement and Plan of Merger, dated as of June 21, 2000, among Fisher, PSS World Medical, Inc. and FSI Merger Corporation. A copy of the press release issued by Fisher is filed as an exhibit hereto and is incorporated as a reference herein.

ITEM 7:       EXHIBITS

              (c)   The following document is filed as an exhibit hereto:

                    20.01 Press Release, dated September 1, 2000, issued by Fisher Scientific International Inc.


         Pursuant to the requirements of the Securities Exchange of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FISHER SCIENTIFIC INTERNATIONAL
                                 INC.


                                 By: /s/ Todd M. DuChene
                                     -------------------------------------
                                 Name: Todd M. DuChene
                                 Title: Vice President and General Counsel

Dated:  September 5, 2000


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